UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 28, 2009
(Date of earliest event reported: May 28, 2009)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05     Costs Associated with Exit or Disposal Activities.

On May 28, 2009, Revlon, Inc. ("Revlon" and together with Revlon Consumer Products Corporation ("RCPC"), its wholly owned operating subsidiary, the "Company") announced a worldwide organizational restructuring.

A copy of the press release issued by Revlon on May 28, 2009 (the "Press Release") announcing the worldwide organizational restructuring is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 2.05, as applicable.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the worldwide organizational restructuring described in Item 2.05 above, effective June 4, 2009, Gina Mastantuono, currently the Company's Senior Vice President, International Finance, will assume the position of Senior Vice President, Corporate Controller and Chief Accounting Officer, replacing Ed Mammone, who has resigned such position effective as of such date and who will leave the Company on August 15, 2009. Mr. Mammone's resignation is not the result of any issue or concern with the Company's accounting, financial reporting or internal control over financial reporting, but rather is part of the Company's worldwide organizational restructuring announced in the Press Release.  Ms. Mastantuono and Mr. Mammone will work together to ensure a smooth transition of the Company's accounting responsibilities.

Prior to her appointment as the Company's Senior Vice President, Corporate Controller and Chief Accounting Officer, Ms. Mastantuono (38) served as the Company's Senior Vice President, International Finance since June 2007.  From March 2003 through December 2006, Ms. Mastantuono held several senior financial positions with IAC/InterActive Corp., a NASDAQ-listed company, including last serving as Vice President and Assistant Controller prior to joining Revlon.  Ms. Mastantuono began her career at Ernst & Young LLP in 1992.  Ms. Mastantuono is a Certified Public Accountant.

Ms. Mastantuono does not have any family relationships with any of the Company's directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 28, 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on May 28, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Chief Legal
Officer, General Counsel and Secretary

Date: May 28, 2009

                                    EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 28, 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on May 28, 2009).